UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2025

Summit Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 893-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 5, 2025, Summit Materials, Inc., a Delaware corporation (the “Company” or “Summit”), convened a special meeting of stockholders (the “Special Meeting”) to consider and vote upon certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 24, 2024, among the Company, Quikrete Holdings, Inc., a Delaware corporation (“Purchaser”), and Soar Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Purchaser. As a result of the Merger, the Company will no longer be publicly held. The Company’s common stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended.

As of the close of business on December 27, 2024, the record date for the Special Meeting (the “Record Date”), there were 175,814,122 shares of Summit’s Class A common stock, par value $0.01 per share (“Summit common stock”), issued and outstanding. There were no other classes or series of Summit’s stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of 153,789,021 shares of Summit common stock were present or represented by proxy, representing approximately 87.47% of the total outstanding shares of Summit common stock as of the Record Date, which constituted a quorum.

At the Special Meeting, the following proposals were voted upon (each of which is described in greater detail in the definitive proxy statement filed by Summit with the Securities and Exchange Commission (“SEC”) on December 30, 2024 (the “Proxy Statement”)):

Proposal 1 – The Merger Agreement Proposal: To adopt the Merger Agreement.

Proposal 2 – The Merger-Related Compensation Proposal: To approve, on an advisory (non-binding) basis the compensation that may be paid or become payable to Summit’s named executive officers that is based on or otherwise relates to the Merger.

For each proposal, each holder of Summit common stock was entitled to one vote for each outstanding share of Summit common stock owned on the Record Date. Each proposal was approved by the requisite vote of Summit’s stockholders. Because Proposal 1 was approved, a vote on the adjournment proposal described in the Proxy Statement was not necessary. A summary of the voting results for each proposal is set forth below.

Proposal 1 – The Merger Agreement Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,061,235	23,442	704,344	0

Proposal 2 – The Merger-Related Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,948,428	11,549,851	1,290,742	0

The Merger is expected to close in the first quarter of 2025.

Item 8.01 Other Events.

On February 5, 2025, Summit issued a press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 5, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the Merger, including statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024, each as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of customers, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Merger-related matters. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: February 5, 2025	By:	/s/ David Hamm
	Name:	David Hamm
	Title:	SVP, Deputy General Counsel & Assistant Secretary